EXHIBIT 99.1
                                 ------------

                            Computational Materials

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------




                            Computational Materials



                                 $509,585,000
                                 (Approximate)

                      Morgan Stanley Mortgage Loan Trust
                               Series 2005-6AR
                                   Group 1


                      Mortgage Pass-Through Certificates













------------------------------------------------------------------------------

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. It is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------



                          $509,585,000(Approximate)
               Morgan Stanley Mortgage Capital Series 2005-6AR
                                    Group 1

                        Morgan Stanley Capital I Inc.
                                   Depositor

                    Wells Fargo Bank, National Association
                                Master Servicer

                            Transaction Highlights
                            ----------------------

------------------------------------------------------------------------------------------------------------------------------
                                                           Avg Life to                               Initial
Offered                                     Expected          Call/       Payment Window Call/    Subordination
Classes    Description       Balance(3)     Ratings         Mty(1)(2)          Mty (1)(2)            Level(8)      Benchmark
==============================================================================================================================
   1-A     Floater(4)       $509,585,000     AAA/Aaa       3.34 / 3.37     1 - 188 / 1 - 359         7.50%       1 Mo. LIBOR
------------------------------------------------------------------------------------------------------------------------------
   1-X     WAC IO(5)(6)     $509,585,000     AAA/Aaa                                                 7.50%           N/A
----------------------------------------------------------                                       -----------------------------
   A-R      Residual            $100         AAA/Aaa                                                 7.50%           N/A
----------------------------------------------------------                                       -----------------------------
  1-B-1    Net WAC(7)       $19,006,000       AA/NR                                                  4.05%           N/A
----------------------------------------------------------                                       -----------------------------
  1-B-2    Net WAC(7)        $7,437,000        A/NR           Information Not Provided Hereby        2.70%           N/A
----------------------------------------------------------                                       -----------------------------
  1-B-3    Net WAC(7)        $4,407,000       BBB/NR                                                 1.90%           N/A
----------------------------------------------------------                                       -----------------------------
  1-B-4    Net WAC(7)        $4,407,000       BB/NR                                                  1.10%           N/A
----------------------------------------------------------                                       -----------------------------
  1-B-5    Net WAC(7)        $3,305,000        B/NR                                                  0.50%           N/A
----------------------------------------------------------                                       -----------------------------
  1-B-6    Net WAC(7)        $2,755,892       NR/NR                                                  0.00%           N/A
------------------------------------------------------------------------------------------------------------------------------

Notes:    (1)  Certificates are priced to a 1% Optional Termination.
-----     (2)  Based on 100% of the prepayment assumption as described herein.
          (3)  Bond sizes subject to a variance of plus or minus 5%.
          (4)  The Class 1-A Certificates will have a per annum interest rate equal to the least of (i) One-Month LIBOR plus
               [ ] bps, (ii) the Net WAC Cap (as described herein) and (iii) 11.50%.
          (5)  The balance shown with respect to the Class 1-X Certificates is a notional balance. Such class is a class of interest-only certificates and will not be entitled to distributions of principal.
          (6)  The notional amount of the Class 1-X Certificates for any Distribution Date is equal to the aggregate class principal balance of the Class 1-A Certificates.
          (7)  The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6 Certificates will have a per annum interest rate equal to the Net WAC Cap.
          (8)  Subordination Levels are preliminary and subject to final Rating Agency approval.

------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------


Issuer:                        Morgan Stanley Mortgage Loan Trust 2005-6AR

Depositor:                     Morgan Stanley Capital I Inc.

Originators:                   Morgan Stanley Mortgage Capital                          63.92%
                               GreenPoint                                               12.56%
                               Others (Less than 10%)                                   23.52%

Servicers:                     GMAC                                                     79.03%
                               GreenPoint                                               12.51%
                               Others (Less than 10%)                                    8.46%

Master Servicer/               Wells Fargo Bank, National Association
Securities Administrator:

Trustee:                       Deutsche Bank National Trust Company

Managers:                      Morgan Stanley (sole lead manager)

Rating Agencies:               The Offered Certificates are expected to be rated by two out of the three major rating agencies;
                               Standard & Poor's, Moody's Investors Service or Fitch.

Offered Certificates:          The Class 1-A Certificates.

Senior Certificates:           The Class 1-A, Class A-R and Class 1-X Certificates.

LIBOR Certificates:            The Class 1-A Certificates.

Notional Certificates:         The Class 1-X Certificates.

Subordinate Certificates:      The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6
                               Certificates.

Expected Closing Date:         October 31, 2005 through DTC, and upon request only, through Euroclear or Clearstream.

Cut-off Date:                  October 1, 2005.

Prepayment Assumption:         o  Fixed Rate Mortgage Loans: CPR starting at approximately 8% CPR in month 1 and increasing to
                               24% CPR in month 12 (16%/11 increase for each month), and remaining at 24% CPR thereafter

                               o  ARM Mortgage Loans: 25% CPR

Accrued Interest:              The Class 1-A Certificates will settle with accrued interest from October 25, 2005 through
                               October 31, 2005

Accrual Period:                The interest accrual period (the "Accrual Period") with respect to the Class 1-A Certificates for a given Distribution Date will be the period beginning on the 25th day of the month and ending on the 24th day of the month (on a 30/360 basis) in which the Distribution Date occurs.

Distribution Dates:            The 25th of each month, or if such day is not a business day, on the next business day, beginning November 25, 2005.

Final Scheduled                The Distribution Date occurring in November 2035.
Distribution Date:

------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------


Group 1 Mortgage Loans:        As of the Cut-off Date, the Group 1 Mortgage Loans consist of 1,575 fixed and adjustable rate residential, first-lien mortgage loans. The principal balance of the Group 1 Mortgage Loans as of the Cut-off Date will be approximately $550,902,892.

Clean-Up Call:                 The terms of the transaction allow for a purchase of the Group 1 Mortgage Loans resulting in the retirement of the Certificates once the aggregate principal balance of the Group 1 Mortgage
                               Loans is equal to 1% or less of aggregate principal balance of the Group 1 Mortgage Loans as of the Cutoff Date (the "Clean-Up Call Date").

Credit Enhancement:            Senior/subordinate, shifting interest structure.

                               Credit enhancement for the Senior Certificates will consist of the subordination of the
                               Subordinate Certificates (total subordination initially [7.50]%).

Class 1-A Interest Rate Cap:   Beginning on the first Distribution Date, and for a period of 188 months thereafter, an
                               Interest Rate Cap will be entered into by the Trust for the benefit of the Class 1-A
                               Certificates.

                               For its duration, the Class 1-A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on a 30/360 day count basis), (ii) the Class 1-A Interest Rate Cap Notional Balance as
                               described on the schedule herein and (iii) 100 ("the Class 1-A Interest Rate Cap Payment").

Class 1-A Interest Rate        The Class 1-A Interest Rate Cap Payment shall be available to pay any Class 1-A Net WAC
Cap Payment Allocation:        Shortfall due to the Class 1-A Certificates

Net WAC Cap:                   The weighted average of the net mortgage rates for the Group 1 Mortgage Loans ("Net WAC Cap").

Class 1-A Net WAC Shortfall:   If on any Distribution Date, the Certificate Interest Rate of the Class 1-A Certificates is
                               subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Formula Rate over (b) the amount of interest received on such
                               Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate
                               Formula Rate) (a "Class 1-A Net WAC Shortfall").

Certificate Interest Rate:     The Class 1-A Certificates will have a Certificate Interest Rate equal to the lesser of (i) the related Certificate Formula Rate and (ii) the Net WAC Cap.

Certificate Formula Rate:      The Class 1-A Certificates will have a Certificate Formula Rate equal to the lesser of (i) one-month LIBOR plus the related margin and (ii) 11.50%.

------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------


Reserve Fund:                  As of the Closing Date, the "Reserve Fund" will be established on behalf of the Class 1-A
                               Certificates. The Reserve Fund will be funded by an initial deposit of funds on the Closing
                               Date, and thereafter, by amounts otherwise distributable to the Class 1-X Certificates to the extent of any of Net WAC Shortfall amounts for a related Distribution Date remaining after allocation of any payments made with respect to the interest rate cap. The Reserve Fund will not be an asset of the REMIC. On any Distribution Date, the Class 1-A Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC
                               Shortfall amount for such Distribution Date remaining after allocation of payments made under the interest rate cap, to the extent available. Any amounts remaining in the Reserve Fund after such distribution will be distributed to the Class 1-X Certificates.

Shifting Interest:             Until the Distribution Date occurring in November 2012, the Subordinate Certificates will be locked out from receipt of prepayment principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive an increasing portion of unscheduled principal payments. Unscheduled principal payments will be allocated to the Subordinate Certificates based on the following percentages:

                               November 2005 - October 2012                 0% Pro Rata Share
                               November 2012 - October 2013                30% Pro Rata Share
                               November 2013 - October 2014                40% Pro Rata Share
                               November 2014 - October 2015                60% Pro Rata Share
                               November 2015 - October 2016                80% Pro Rata Share
                               November 2016 and after                    100% Pro Rata Share

                               Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate
                               Certificates is twice that initially calculated, all principal (scheduled principal, prepayments and recoveries) will be paid pro-rata between the Senior Certificates (other than the Class 1-X Certificates) and Subordinate Certificates (subject to performance triggers).
                               However, if prior to the Distribution Date in November 2008, the credit enhancement provided by the Subordinate Certificates is twice that initially calculated (subject to performance triggers on such Distribution Date), then the Subordinate Certificates will be entitled to only
                               50% of their pro-rata share of principal prepayments.

                               Any principal not allocated to the Subordinate Certificates will be allocated to the Senior
                               Certificates. In the event the applicable current senior percentage (equal to the aggregate principal balance of the Senior Certificates, divided by the aggregate class principal balance of the Group 1 Mortgage Loans) exceeds the initial senior percentage (equal to the aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the sum of the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date), the Senior
                               Certificates (other than the Class 1-X Certificates) will receive all unscheduled payments from the Group 1 Mortgage Loans, regardless of any prepayment percentages as described above.

Allocation of Realized         Any realized losses on the Group 1 Mortgage Loans will be allocated as follows: first, to the
Losses:                        Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance thereof has been reduced to zero; thereafter, to the Class 1-A Certificates in reduction of their principal balance, until the class principal balance thereof has been reduced to zero.

------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------


Certificate Priority of        With respect to any Distribution Date, available funds from the Group 1 Mortgage Loans will be
Distributions:                 distributed in the following order of priority:
                                     1)  Senior Certificates, accrued and unpaid interest at the related Certificate Interest
                                         Rate, from the Group 1 Mortgage Loans; provided, however, the amount of interest otherwise distributable to the Class 1-X Certificates shall first be deposited in the
                                         Reserve Fund.
                                     2)  Class A-R Certificates, principal allocable to such class.
                                     3)  Class 1-A Certificates, principal allocable to such class.
                                     4)  Class 1-A Certificates, the related Net WAC Shortfall amount from the Reserve Fund, remaining unpaid after application of the amounts received under the Class 1-A
                                         Interest Rate Cap.
                                     5)  Class 1-X Certificates, the excess amounts related to the Class 1-X Certificates, from the Reserve Fund.
                                     6)  Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6
                                         Certificates, in sequential order, first accrued and unpaid interest at the related
                                         Certificate Interest Rate and then the respective shares of principal allocable to such classes.

Trust Tax Status:              REMIC.

ERISA Eligibility:             Subject to the considerations in the Prospectus, all Offered Certificates are ERISA eligible.

SMMEA Eligibility:             It is anticipated that the Senior Certificates and the Class 1-B-1 Certificates will be SMMEA eligible.

Prospectus:                    The Class 1-A Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the
                               Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus.
                               To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                               CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------

                                  Weighted Average Life Sensitivity
                                                To Call

---------------------------------------------------------------------------------------------------------
Prepay    PPC%                   60         75        85       100        125         150         200
Speed
---------------------------------------------------------------------------------------------------------
  A       WAL (yrs)              5.63       4.54      3.99     3.34       2.59        2.07        1.43
          Principal Window      1 - 284    1 - 243   1 - 219  1 - 188   1 - 148      1 - 121     1 - 83
---------------------------------------------------------------------------------------------------------


                                  Weighted Average Life Sensitivity
                                             To Maturity

---------------------------------------------------------------------------------------------------------
Prepay    PPC%                   60         75        85       100        125         150         200
Speed
---------------------------------------------------------------------------------------------------------
  A       WAL (yrs)              5.65       4.56      4.02     3.37       2.61        2.09        1.44
          Principal Window      1 - 359    1 - 359   1 - 359  1 - 359   1 - 359      1 - 359     1 - 357
---------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. It is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------


                 Schedule of Effective Net WAC Cap Rates (1)(2)

                                            Class 1-A Effective
                         Period                   Cap (%)
                            0                       -
                            1                      5.44
                    2 and thereafter               11.50


(1) Beginning in period 2, calculated as (a) Net WAC Cap plus (b) the proceeds from the Interest Rate Cap divided by the beginning period balances of the Class 1-A Certificates times 12 plus (c) any Reserve Fund Deposits from the Class 1-X Certificate divided by the beginning period balances of the Class 1-A Certificates times 12, subject to a maximum of 11.50%.

(2) Run to maturity assuming 100% PPC, no losses and all indices are 20%, beginning in period 2.


------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------




                                              Interest Rate Cap Schedules


                                              Class 1-A Interest Rate Cap
--------------------------------------------------------------------------------------------------------------------
                 Class 1-A                                                    Class 1-A
               Interest Rate                                                Interest Rate
Period         Cap Notional       Strike %       Ceiling %  Period           Cap Notional       Strike       Ceiling
                Balance ($)                                                  Balance ($)
    1          5,095,850.00         8.50           8.50           48         1,549,734.65        6.72         11.22
    2          4,991,934.77         5.18           11.22          49         1,513,427.63        6.72         11.22
    3          4,887,301.81         5.18           11.22          50         1,477,969.75        6.81         11.22
    4          4,781,961.10         5.20           11.22          51         1,443,341.18        7.21         11.22
    5          4,675,930.02         5.35           11.22          52         1,409,522.10        7.50         11.22
    6          4,569,251.59         5.35           11.22          53         1,376,492.08        7.50         11.22
    7          4,461,987.72         5.34           11.22          54         1,344,234.45        7.51         11.22
    8          4,354,191.69         5.32           11.22          55         1,312,726.75        7.52         11.22
    9          4,245,942.50         5.30           11.22          56         1,281,955.76        7.52         11.22
   10          4,137,315.81         5.31           11.22          57         1,251,904.69        7.73         11.22
   11          4,030,782.04         5.65           11.22          58         1,222,549.31        8.14         11.22
   12          3,926,721.60         5.64           11.22          59         1,193,847.73        8.55         11.22
   13          3,825,099.62         5.62           11.22          60         1,165,819.99        8.58         11.22
   14          3,725,859.84         5.60           11.22          61         1,138,441.01        8.58         11.22
   15          3,628,945.74         5.58           11.22          62         1,111,703.23        8.58         11.22
   16          3,534,302.93         5.60           11.22          63         1,085,591.67        8.58         11.22
   17          3,441,891.20         5.72           11.22          64         1,060,092.00        8.58         11.22
   18          3,351,646.70         5.73           11.22          65         1,035,189.58        8.58         11.22
   19          3,263,518.45         5.73           11.22          66         1,010,870.46        8.58         11.22
   20          3,177,453.54         5.72           11.22          67          987,120.99         8.57         11.22
   21          3,093,404.52         5.71           11.22          68          963,927.85         8.57         11.22
   22          3,011,327.78         5.83           11.22          69          941,278.04         8.57         11.22
   23          2,931,212.11         6.25           11.22          70          919,159.10         8.59         11.22
   24          2,852,974.41         6.24           11.22          71          897,561.06         8.59         11.22
   25          2,776,570.03         6.25           11.22          72          876,468.98         8.59         11.22
   26          2,701,954.78         6.23           11.22          73          855,871.03         8.59         11.22
   27          2,629,088.77         6.22           11.22          74          835,755.66         8.59         11.22
   28          2,557,930.48         6.29           11.22          75          816,111.58         8.58         11.22
   29          2,488,467.19         6.44           11.22          76          796,927.76         8.58         11.22
   30          2,420,631.64         6.45           11.22          77          778,193.45         8.58         11.22
   31          2,354,386.53         6.44           11.22          78          759,898.14         8.58         11.22
   32          2,289,694.07         6.44           11.22          79          742,031.55         8.58         11.22
   33          2,231,291.34         6.53           11.22          80          724,583.67         8.58         11.22
   34          2,174,293.50         6.68           11.22          81          707,544.69         8.58         11.22
   35          2,118,701.35         6.89           11.22          82          690,905.06         8.59         11.22
   36          2,064,455.41         6.89           11.22          83          674,657.00         8.59         11.22
   37          2,011,533.31         6.87           11.22          84          658,789.76         8.59         11.22
   38          1,964,402.42         6.87           11.22          85          643,294.42         8.59         11.22
   39          1,918,374.63         6.87           11.22          86          628,162.29         8.59         11.22
   40          1,873,423.58         6.86           11.22          87          613,384.88         8.59         11.22
   41          1,829,527.34         6.85           11.22          88          598,953.88         8.59         11.22
   42          1,786,658.19         6.86           11.22          89          584,861.18         8.58         11.22
   43          1,744,792.11         6.87           11.22          90          571,098.89         8.58         11.22
   44          1,703,905.53         6.86           11.22          91          557,659.27         8.58         11.22
   45          1,663,975.51         6.85           11.22          92          544,534.76         8.58         11.22
   46          1,624,980.30         6.90           11.22          93          531,718.01         8.58         11.22
   47          1,586,911.12         6.77           11.22          94          519,201.80         8.58         11.22

------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------



                                              Class 1-A Interest Rate Cap
                                                       (Continued)
--------------------------------------------------------------------------------------------------------------------
                 Class 1-A                                                    Class 1-A
               Interest Rate                                                Interest Rate
Period         Cap Notional       Strike %       Ceiling %  Period           Cap Notional       Strike       Ceiling
                Balance ($)                                                  Balance ($)
   95          506,979.11           8.58           11.22         143          155,897.88         8.54         11.22
   96          495,043.06           8.57           11.22         144          151,982.36         8.54         11.22
   97          483,386.96           8.57           11.22         145          148,162.59         8.54         11.22
   98          472,004.25           8.57           11.22         146          144,436.26         8.54         11.22
   99          460,888.54           8.57           11.22         147          140,801.11         8.54         11.22
   100         450,033.57           8.57           11.22         148          137,254.96         8.55         11.22
   101         439,433.25           8.57           11.22         149          133,795.67         8.55         11.22
   102         429,081.61           8.57           11.22         150          130,421.13         8.55         11.22
   103         418,972.84           8.56           11.22         151          127,129.32         8.55         11.22
   104         409,101.26           8.56           11.22         152          123,918.23         8.55         11.22
   105         399,461.30           8.56           11.22         153          120,785.92         8.55         11.22
   106         390,047.55           8.56           11.22         154          117,730.50         8.55         11.22
   107         380,854.72           8.56           11.22         155          114,750.11         8.55         11.22
   108         371,877.54           8.56           11.22         156          111,842.94         8.55         11.22
   109         363,110.81           8.56           11.22         157          109,007.22         8.55         11.22
   110         354,549.87           8.55           11.22         158          106,241.24         8.55         11.22
   111         346,189.88           8.55           11.22         159          103,543.30         8.55         11.22
   112         338,025.91           8.55           11.22         160          100,911.76         8.55         11.22
   113         330,053.61           8.55           11.22         161           98,345.02         8.55         11.22
   114         322,267.91           8.55           11.22         162           95,841.52         8.55         11.22
   115         314,658.58           8.55           11.22         163           93,399.72         8.55         11.22
   116         307,227.16           8.55           11.22         164           91,018.14         8.55         11.22
   117         299,967.01           8.54           11.22         165           88,695.32         8.55         11.22
   118         292,869.60           8.54           11.22         166           86,429.83         8.55         11.22
   119         285,682.69           8.54           11.22         167           84,220.29         8.55         11.22
   120         278,612.00           8.54           11.22         168           82,065.35         8.55         11.22
   121         271,710.71           8.54           11.22         169           79,963.69         8.55         11.22
   122         264,976.76           8.54           11.22         170           77,914.01         8.55         11.22
   123         258,406.14           8.54           11.22         171           75,915.05         8.55         11.22
   124         251,994.93           8.54           11.22         172           73,965.59         8.55         11.22
   125         245,739.33           8.54           11.22         173           72,064.42         8.55         11.22
   126         239,635.60           8.54           11.22         174           70,210.38         8.55         11.22
   127         233,680.12           8.54           11.22         175           68,402.31         8.55         11.22
   128         227,869.33           8.54           11.22         176           66,639.12         8.55         11.22
   129         222,199.76           8.54           11.22         177           64,919.70         8.55         11.22
   130         216,668.04           8.54           11.22         178           63,242.99         8.55         11.22
   131         211,270.85           8.54           11.22         179           61,607.96         8.55         11.22
   132         206,004.98           8.54           11.22         180           60,013.60         8.55         11.22
   133         200,867.27           8.54           11.22         181           58,458.91         8.55         11.22
   134         195,854.65           8.54           11.22         182           56,942.92         8.55         11.22
   135         190,964.13           8.54           11.22         183           55,464.71         8.55         11.22
   136         186,192.76           8.54           11.22         184           54,023.35         8.55         11.22
   137         181,537.70           8.54           11.22         185           52,617.93         8.55         11.22
   138         176,996.15           8.54           11.22         186           51,247.60         8.55         11.22
   139         172,565.38           8.54           11.22         187           49,911.49         8.56         11.22
   140         168,242.73           8.54           11.22         188           48,608.76         8.56         11.22
   141         164,025.61           8.54           11.22         189           47,338.61         8.56         11.22
   142         159,911.49           8.54           11.22       190 and            0.00           0.00         0.00
                                                              thereafter

------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                  COLLATERAL STATISTICS
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF THE TOTAL GROUP 1 COLLATERAL
-------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Summary
-------------------------------------------------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in the pool as of the Collateral Selection Date.  Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of
Debt-to-Income and FICO, which are determined at origination).

                                                        Summary Statistics              Range (if applicable)
                                                        ------------------              ---------------------

Number of Mortgage Loans:                                    1,575

Aggregate Current Principal Balance:                     $550,902,892                    $25,588 - $2,973,263

Average Current Principal Balance:                          $349,780

1st Lien:                                                    100.00%

Wtd. Avg. Gross Coupon:                                       5.760%                      2.875% - 8.500%

Wtd. Avg. Original Term (months):                              360                           360 - 360

Wtd. Avg. Remaining Term (months):                             356                           314 - 360

Fully Amortizing Mortgage Loans:                             15.93%

Interest Only Loans:                                         84.07%

% Adjustable Rate Mortgage Loans                             61.25%

% Fixed Rate Mortgage Loans                                  38.75%

Wtd. Avg. Margin (ARM Loans Only):                           2.574%                       1.000% - 6.625%

Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):            11.506%                      8.875% - 14.250%

Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):            2.606%                       1.000% - 8.125%

Wtd. Avg. Initial Periodic Cap (ARM Loans Only):             3.282%                       1.000% - 6.000%

Wtd. Avg. Subsequent Periodic Cap (ARM Loans Only):          1.541%                       1.000% - 6.000%

Wtd. Avg. Original LTV:                                       73.00%                       7.50% - 100.00%

Wtd. Avg. Borrower FICO:                                       716                           620 - 814

Geographic Distribution (Top 5):                       CA              46.63%
                                                       FL               9.39%
                                                       VA               4.25%
                                                       MN               3.88%
                                                       AZ               3.66%
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                                 Product Type
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                    NUMBER OF       BALANCE          % OF PRINCIPAL       GROSS
                                     MORTGAGE      AS OF THE          BALANCE AS OF       COUPON             OLTV
COLLATERAL TYPE                       LOANS       CUT-OFF DATE      THE CUT-OFF DATE        (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
1 Month Arms                               1        555,516.56                   0.10       5.625    706    67.47
1 Month Arms -IO 10 Yrs                   15      9,865,385.85                   1.79       5.383    705    68.80
1 Year Arms                                8      2,449,328.85                   0.44       5.171    708    79.23
1 Year Arms - IO 10 Years                167     67,069,931.74                  12.17       5.428    721    79.04
2 Yr Arms                                 17      3,825,331.68                   0.69       6.737    705    78.05
2 Yr Arms -IO 10 Yrs                      14      3,356,921.18                   0.61       6.621    698    78.37
2 Yr Arms -IO 2 Yrs                       14      3,505,332.89                   0.64       6.237    711    76.25
2 Yr Arms -IO 5 Yrs                        9      2,926,769.66                   0.53       7.012    710    74.07
3 Yr Arms                                 49     28,779,271.00                   5.22       4.860    722    63.74
3 Yr Arms -IO 10 Yrs                      12      3,660,880.43                   0.66       5.784    716    78.99
3 Yr Arms -IO 3 Yrs                       47     17,942,490.74                   3.26       5.629    730    75.43
3 Yr Arms -IO 5 Yrs                        2        271,532.00                   0.05       8.003    689    76.10
5 Yr Arms                                 46     10,976,919.96                   1.99       6.080    698    74.56
5 Yr Arms -IO 10 Yrs                     214     55,085,003.54                  10.00       6.244    714    77.33
5 Yr Arms -IO 5 Yrs                      145     46,608,930.81                   8.46       5.996    709    75.39
6 Month Arms                               7      2,626,316.33                   0.48       5.882    747    76.38
6 Month Arms -IO 10 Years                233     75,213,385.36                  13.65       5.090    715    77.75
6 Month Arms -IO 5 Years                   3      1,536,000.00                   0.28       5.637    684    74.26
6 Month Arms -IO 6 Months                  2      1,164,500.00                   0.21       5.947    722    67.60
Fixed 30                                 119     38,571,806.59                   7.00       5.802    731    61.05
Fixed 30 - 10 Years                      438    171,024,015.10                  31.04       6.041    715    70.11
Fixed 30 - 5 Years                        13      3,887,322.12                   0.71       6.399    696    72.50
------------------------------------------------------------------------------------------------------------------
Total:                                 1,575    550,902,892.39                 100.00       5.760    716    73.00
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                  Index Type
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
                                      MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
INDEX TYPE                             LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
Fixed Rate                               570    213,483,143.81                  38.75       6.004    718    68.52
Treasury - 1 Year                         38     27,091,490.07                   4.92       4.744    725    65.01
Libor - 1 Month                           16     10,420,902.41                   1.89       5.396    705    68.72
Libor - 6 Month                          584    167,552,238.60                  30.41       5.725    713    77.05
Libor - 1 Year                           367    132,355,117.50                  24.03       5.649    716    77.07
------------------------------------------------------------------------------------------------------------------
Total:                                 1,575    550,902,892.39                 100.00       5.760    716    73.00
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                 Current Balance
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
RANGE OF PRINCIPAL                   NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
BALANCES AS OF THE                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
CUT-OFF DATE ($)                       LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                         69      5,404,528.84                   0.98       6.444    709   76.34
100,000.01 - 200,000.00                  407     61,906,224.24                  11.24       6.109    712   77.35
200,000.01 - 300,000.00                  320     79,742,670.48                  14.47       5.744    714   74.75
300,000.01 - 400,000.00                  279     97,227,616.44                  17.65       5.649    715   74.22
400,000.01 - 500,000.00                  200     89,963,418.27                  16.33       5.737    720   73.60
500,000.01 - 600,000.00                  124     68,025,302.88                  12.35       5.730    722   73.78
600,000.01 - 700,000.00                   72     46,124,030.50                   8.37       5.506    723   71.54
700,000.01 - 800,000.00                   34     25,396,515.58                   4.61       5.912    709   71.63
800,000.01 - 900,000.00                   17     14,468,368.52                   2.63       6.022    719   70.14
900,000.01 - 1,000,000.00                 30     29,143,900.43                   5.29       5.940    701   69.12
1,000,000.01 - 1,500,000.00               17     21,292,928.04                   3.87       5.625    705   62.09
1,500,000.01 >=                            6     12,207,388.17                   2.22       5.162    731   59.61
------------------------------------------------------------------------------------------------------------------
Total:                                 1,575    550,902,892.39                 100.00       5.760    716   73.00
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                             Remaining Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
RANGE OF MONTHS                       MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
REMAINING                              LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
241 - 360                              1,575    550,902,892.39                 100.00       5.760    716    73.00
------------------------------------------------------------------------------------------------------------------
Total:                                 1,575    550,902,892.39                 100.00       5.760    716    73.00
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                            Original Term to Maturity
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
RANGE OF MONTHS AT                    MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
ORIGINATION                            LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
241 - 360                              1,575    550,902,892.39                 100.00       5.760    716    73.00
------------------------------------------------------------------------------------------------------------------
Total:                                 1,575    550,902,892.39                 100.00       5.760    716    73.00
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                  Mortgage Rate
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
RANGE OF CURRENT                      MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
MORTGAGE RATES (%)                     LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                              1        328,000.00                   0.06       2.875    722    80.00
3.001 - 3.500                              4      1,236,817.50                   0.22       3.329    734    79.81
3.501 - 4.000                             37     12,407,300.78                   2.25       3.841    715    76.20
4.001 - 4.500                             55     19,073,738.81                   3.46       4.341    726    75.38
4.501 - 5.000                            105     46,693,953.13                   8.48       4.870    724    70.33
5.001 - 5.500                            352    129,464,544.56                  23.50       5.325    728    69.56
5.501 - 6.000                            371    152,531,992.43                  27.69       5.827    713    72.55
6.001 - 6.500                            405    129,919,491.02                  23.58       6.304    709    75.48
6.501 - 7.000                            167     40,809,936.71                   7.41       6.803    702    76.41
7.001 - 7.500                             58     15,026,625.97                   2.73       7.219    709    77.51
7.501 - 8.000                             13      1,789,931.25                   0.32       7.772    705    79.32
8.001 - 8.500                              7      1,620,560.23                   0.29       8.160    686    75.44
------------------------------------------------------------------------------------------------------------------
Total:                                 1,575    550,902,892.39                 100.00       5.760    716    73.00
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                          Original Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
RANGE OF ORIGINAL LOAN                MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
TO-VALUE RATIOS (%)                    LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
<= 30.00                                  10      2,681,801.43                   0.49       5.539    762    25.32
30.01 - 35.00                              4      1,238,836.88                   0.22       5.486    721    33.19
35.01 - 40.00                             13      5,724,692.17                   1.04       5.330    752    37.90
40.01 - 45.00                             15      5,296,074.83                   0.96       5.610    733    42.77
45.01 - 50.00                             32     13,982,853.31                   2.54       5.591    740    48.18
50.01 - 55.00                             29     12,878,560.11                   2.34       5.572    705    52.39
55.01 - 60.00                             78     41,876,806.93                   7.60       5.476    718    58.21
60.01 - 65.00                            112     52,857,168.92                   9.59       5.710    714    63.72
65.01 - 70.00                             96     35,556,658.18                   6.45       5.953    707    69.13
70.01 - 75.00                            141     57,719,958.43                  10.48       5.847    712    74.02
75.01 - 80.00                            963    303,666,160.09                  55.12       5.774    716    79.70
80.01 - 85.00                             13      3,400,540.24                   0.62       6.013    697    83.99
85.01 - 90.00                             42      8,639,876.65                   1.57       6.449    713    89.80
90.01 - 95.00                             20      4,056,826.36                   0.74       5.869    697    94.35
95.01 - 100.00                             7      1,326,077.86                   0.24       5.963    749   100.00
------------------------------------------------------------------------------------------------------------------
Total:                                 1,575    550,902,892.39                 100.00       5.760    716    73.00
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                          FICO Score at Origination
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
                                      MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
RANGE OF FICO SCORES                   LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
601 - 625                                 18      6,322,466.73                   1.15       6.271    623    76.34
626 - 650                                 84     27,054,963.79                   4.91       5.953    640    71.83
651 - 675                                217     71,499,542.02                  12.98       5.938    665    73.87
676 - 700                                327    112,441,193.61                  20.41       5.875    689    73.71
701 - 725                                306    113,413,241.16                  20.59       5.662    713    73.92
726 - 750                                265     90,195,200.43                  16.37       5.699    738    72.95
751 - 775                                195     67,777,741.55                  12.30       5.681    763    73.24
776 - 800                                133     53,520,869.61                   9.72       5.509    786    68.61
801 - 825                                 30      8,677,673.49                   1.58       5.951    807    71.67
------------------------------------------------------------------------------------------------------------------
Total:                                 1,575    550,902,892.39                 100.00       5.760    716    73.00
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                              Geographic Distribution
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
                                      MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
STATE                                  LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
California                               549    256,904,543.82                  46.63       5.651    720    70.14
Florida                                  164     51,719,614.11                   9.39       6.001    713    73.18
Virginia                                  69     23,429,412.28                   4.25       5.539    711    76.68
Minnesota                                104     21,397,811.71                   3.88       6.531    709    78.45
Arizona                                   72     20,182,015.06                   3.66       5.821    717    75.87
Washington                                57     15,550,832.74                   2.82       5.749    721    75.73
New York                                  37     14,563,325.70                   2.64       6.111    726    74.40
Nevada                                    47     14,393,896.36                   2.61       5.934    715    75.94
New Jersey                                42     12,803,076.08                   2.32       5.382    708    77.51
Illinois                                  39     12,050,857.83                   2.19       5.805    703    75.68
Other                                    395    107,907,506.70                  19.59       5.762    712    75.50
------------------------------------------------------------------------------------------------------------------
Total:                                 1,575    550,902,892.39                 100.00       5.760    716    73.00
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                Occupancy Status
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
                                      MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
OCCUPANCY STATUS*                      LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
Primary                                1,249    465,877,519.01                  84.57       5.672    715    73.02
Investment                               274     66,521,549.34                  12.08       6.264    723    72.46
Second Home                               52     18,503,824.04                   3.36       6.177    709    74.56
------------------------------------------------------------------------------------------------------------------
Total:                                 1,575    550,902,892.39                 100.00       5.760    716    73.00
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                Documentation Type
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
INCOME                                MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
DOCUMENTATION                          LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
Limited                                  733    264,168,550.23                  47.95       5.827    715    76.08
Full/Alt                                 480    155,169,922.08                  28.17       5.537    715    75.03
No Documentation                         222     82,444,473.45                  14.97       5.784    728    59.79
No Ratio                                 127     44,111,011.06                   8.01       6.057    700    72.12
Stated Documentation                      13      5,008,935.57                   0.91       6.177    740    73.10
------------------------------------------------------------------------------------------------------------------
Total:                                 1,575    550,902,892.39                 100.00       5.760    716    73.00
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                  Loan Purpose
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
                                      MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
PURPOSE                                LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
Purchase                                 905    294,993,684.10                  53.55       5.792    722    77.36
Refinance - Cashout                      446    172,467,129.99                  31.31       5.781    706    67.49
Refinance - Rate Term                    224     83,442,078.30                  15.15       5.606    715    68.96
------------------------------------------------------------------------------------------------------------------
Total:                                 1,575    550,902,892.39                 100.00       5.760    716    73.00
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                  Property Type
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
                                      MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
PROPERTY TYPE                          LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
Single Family Residence                1,005    355,986,333.53                  64.62       5.720    715    72.60
Planned Unit Development                 302    115,018,273.69                  20.88       5.736    713    73.22
2-4 Family                               121     39,843,816.00                   7.23       6.251    723    72.79
Condominium                              144     39,007,935.33                   7.08       5.691    726    76.15
Townhouse                                  2        748,310.49                   0.14       5.908    727    82.81
Condo - High Rise >8 floors                1        298,223.35                   0.05       6.750    742    59.80
------------------------------------------------------------------------------------------------------------------
Total:                                 1,575    550,902,892.39                 100.00       5.760    716    73.00
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                              Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
PREPAYMENT CHARGE                    NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
TERM AT ORIGINATION                   MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
(MOS.)                                 LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
0                                        663    242,303,733.17                  43.98      5.534     716    74.67
4                                          3      1,190,000.00                   0.22      5.634     735    70.50
6                                          6      2,617,500.00                   0.48      6.265     724    68.61
7                                          3      1,232,896.78                   0.22      5.390     716    64.85
12                                        28      7,451,167.76                   1.35      6.151     706    77.17
21                                         1        339,999.66                   0.06      6.250     697    80.00
24                                        40     11,217,745.26                   2.04      6.536     704    75.51
36                                       586    185,009,878.74                  33.58      5.971     715    73.04
60                                       245     99,539,971.02                  18.07      5.797     721    68.51
------------------------------------------------------------------------------------------------------------------
Total:                                 1,575    550,902,892.39                 100.00      5.760     716    73.00
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                             Conforming Balance
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
                                      MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
CONFORMING BALANCE                     LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                   569    331,775,053.49                  60.22       5.703    717    71.43
Conforming Balance                     1,006    219,127,838.90                  39.78       5.847    715    75.38
------------------------------------------------------------------------------------------------------------------
Total:                                 1,575    550,902,892.39                 100.00       5.760    716    73.00
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                               Maximum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
RANGE OF MAXIMUM                      MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
MORTGAGE RATES (%)                     LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                              1        328,000.00                   0.10       2.875    722    80.00
9.001 - 9.500                              4      1,236,817.50                   0.37       3.329    734    79.81
9.501 - 10.000                            38     12,994,200.78                   3.85       3.893    717    76.37
10.001 - 10.500                           73     25,785,655.83                   7.64       4.635    723    74.17
10.501 - 11.000                          117     49,255,860.77                  14.60       4.998    721    71.75
11.001 - 11.500                          248     83,112,292.04                  24.63       5.481    718    75.85
11.501 - 12.000                          284     89,846,263.99                  26.63       5.836    710    76.46
12.001 - 12.500                          169     53,833,252.23                  15.95       6.398    717    78.46
12.501 - 13.000                           48     13,342,472.86                   3.95       6.746    694    79.20
13.001 - 13.500                           14      5,161,721.62                   1.53       7.094    701    73.25
13.501 - 14.000                            5      1,177,810.96                   0.35       7.110    696    79.10
14.001 - 14.500                            4      1,345,400.00                   0.40       8.151    687    73.41
------------------------------------------------------------------------------------------------------------------
Total:                                 1,005    337,419,748.58                 100.00       5.606    715    75.83
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                             Minimum Mortgage Rates of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
RANGE OF MINIMUM                      MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
MORTGAGE RATES (%)                     LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                              1        173,600.00                   0.05       5.625    700    80.00
1.501 - 2.000                             16      4,720,137.50                   1.40       3.914    723    79.10
2.001 - 2.500                            653    220,346,201.91                  65.30       5.669    716    76.31
2.501 - 3.000                            187     70,808,308.17                  20.99       5.377    719    72.80
3.001 - 3.500                             85     25,223,334.18                   7.48       5.527    694    78.72
3.501 - 4.000                             17      4,939,706.11                   1.46       5.930    720    79.81
4.001 - 4.500                              3      1,536,200.00                   0.46       6.961    702    70.94
4.501 - 5.000                             23      5,409,378.09                   1.60       6.369    726    75.06
5.001 - 5.500                              5      1,031,407.26                   0.31       6.306    683    79.08
5.501 - 6.000                              4        844,199.98                   0.25       6.050    696    80.00
6.001 - 6.500                              2        498,319.66                   0.15       6.485    647    76.80
6.501 - 7.000                              5      1,243,015.72                   0.37       6.937    660    80.00
7.001 - 7.500                              2        231,940.00                   0.07       7.371    728    69.66
7.501 - 8.000                              1        230,800.00                   0.07       8.000    806    80.00
8.001 - 8.500                              1        183,200.00                   0.05       8.125    673    80.00
------------------------------------------------------------------------------------------------------------------
Total:                                 1,005    337,419,748.58                 100.00       5.606    715    75.83
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                   Gross Margins of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
RANGE OF GROSS                        MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
MARGINS (%)                            LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                              3        621,520.00                   0.18       5.548    706    80.00
1.501 - 2.000                             16      4,720,137.50                   1.40       3.914    723    79.10
2.001 - 2.500                            657    221,574,692.12                  65.67       5.667    716    76.33
2.501 - 3.000                            187     71,127,248.17                  21.08       5.401    720    72.69
3.001 - 3.500                             86     25,286,683.97                   7.49       5.549    692    79.23
3.501 - 4.000                             17      5,018,906.09                   1.49       5.942    716    79.82
4.001 - 4.500                              5      1,651,240.00                   0.49       6.742    730    69.43
4.501 - 5.000                             23      4,947,131.35                   1.47       6.509    720    74.60
5.001 - 5.500                              8      1,981,052.62                   0.59       6.459    672    78.72
5.501 - 6.000                              1        100,000.00                   0.03       6.990    668    80.00
6.001 - 6.500                              1        179,600.00                   0.05       7.125    667    80.00
6.501 - 7.000                              1        211,536.76                   0.06       7.625    632    80.00
------------------------------------------------------------------------------------------------------------------
Total:                                 1,005    337,419,748.58                 100.00       5.606    715    75.83
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                          Months to Next Adjustment Date of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
MONTHS TO NEXT                        MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
ADJUSTMENT                             LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
0 - 5                                    256     90,616,869.74                  26.86       5.115    712    75.99
6 - 11                                   191     76,374,066.98                  22.63       5.433    720    78.38
12 - 17                                   18      6,321,830.97                   1.87       5.756    713    71.94
18 - 23                                   45     11,026,850.72                   3.27       6.619    710    75.48
24 - 29                                   24     17,206,426.31                   5.10       4.784    718    64.78
30 - 35                                   66     23,202,849.55                   6.88       5.660    734    74.24
42 - 47                                   10      2,291,854.07                   0.68       5.919    735    80.63
48 - 53                                    9      2,245,137.72                   0.67       5.533    683    76.52
54 - 59                                  386    108,133,862.52                  32.05       6.142    710    76.16
------------------------------------------------------------------------------------------------------------------
Total:                                 1,005    337,419,748.58                 100.00       5.606    715    75.83
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                Initial Periodic Cap of the Adjustable-Rate Loans
------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
INITIAL PERIODIC                      MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
CAP (%)                                LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
------------------------------------------------------------------------------------------------------------------
Uncapped                                   1        224,000.00                   0.07       4.000    680    80.00
0.501 - 1.000                            247     86,621,558.78                  25.67       5.193    713    76.47
1.001 - 2.000                            237    104,140,959.39                  30.86       5.328    722    75.28
2.001 - 3.000                             52     12,415,139.32                   3.68       6.651    706    75.81
3.001 - 4.000                              2        513,550.00                   0.15       5.688    710    87.79
4.001 - 5.000                            136     28,393,825.41                   8.41       6.338    711    77.82
5.001 - 6.000                            330    105,110,715.68                  31.15       5.904    712    75.26
------------------------------------------------------------------------------------------------------------------
Total:                                 1,005    337,419,748.58                 100.00       5.606    715    75.83
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                     Periodic Cap of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL
                                     NUMBER OF      BALANCE           % OF PRINCIPAL      GROSS
PERIODIC                              MORTGAGE     AS OF THE           BALANCE AS OF      COUPON             OLTV
CAP (%)                                LOANS      CUT-OFF DATE       THE CUT-OFF DATE       (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------
Uncapped                                   1        224,000.00                   0.07       4.000    680    80.00
0.501 - 1.000                            535    156,007,100.43                  46.24       5.663    713    77.19
1.001 - 2.000                            467    180,917,639.48                  53.62       5.559    717    74.65
5.001 - 6.000                              2        271,008.67                   0.08       5.250    707    80.00
-----------------------------------------------------------------------------------------------------------------
Total:                                 1,005    337,419,748.58                 100.00       5.606    715    75.83
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                  [Company Logo]                 October 12, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------


This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security/instrument or to participate in any trading strategy. Any such offer would be made only after a prospective participant had completed its own independent investigation of the securities, instruments or transactions and received all information it required to make its own investment decision, including, where applicable, a review of any prospectus, prospectus supplement, offering circular or memorandum describing such security or instrument. That information would supersede this material and contain information not contained herein and to which prospective participants are referred. If this material is being distributed in connection with or in advance of the issuance of asset backed securities, information herein regarding any assets backing any such securities supersedes all prior information regarding such assets. We have no obligation to tell you when information herein is stale or may change. We make no representation or warranty with respect to the accuracy or completeness of this material, nor are we obligated to provide updated information on the securities/instruments mentioned herein.

This material may have been prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

Any securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only. Other recipients should seek independent investment advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication `Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). In Japan, this communication is directed to the sophisticated institutional investors as defined under the Foreign Broker Dealer Law of Japan and the ordinances thereunder. For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners. Third-party data providers make no warranties or representations of any kind relating to the accuracy, completeness, or timeliness of the data they provide and shall not have liability for any damages of any kind relating to such data.

This material may not be sold or redistributed without the prior written consent of Morgan Stanley.


------------------------------------------------------------------------------
     (C) 2005 Morgan Stanley
------------------------------------------------------------------------------

                                    Page 3